Supplement dated October 4, 2006 to the Prospectus dated September 26, 2006

                Claymore Securities Defined Portfolio, Series 326

            Strategic Equity Allocation Trust, Series 9 (the "Trust")


     Notwithstanding anything to the contrary in the Prospectus, the Trust no longer holds shares of Golden West Financial Corporation (GDW). Wachovia Corporation (WB) acquired Golden West Financial Corporation in a transaction completed on October 2, 2006. As a result, the Trust has received shares of Wachovia Corporation in exchange for its shares of Golden West Financial Corporation. Please retain this supplement for your records.